                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     August 16, 2002


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                0-24786                 04-2739697
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
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              (Address of principal executive office and zip code)


                                 (617) 949-1000
                                 --------------
              (Registrant's telephone number, including area code)

                                 --------------

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ITEM 5.  OTHER EVENTS.

     We recently entered into agreements to amend, effective as of August 16, 2002, several of the existing terms of our strategic alliance with Accenture. This alliance is the subject of a current report on Form 8-K dated February 6, 2002, which we filed with the SEC on February 12, 2002.

     Under the initial alliance arrangements, we issued 1,641,672 shares of common stock to Accenture on June 9, 2002 in payment of license fees for certain intellectual property. In accordance with these arrangements, we were to pay additional license fees of $11.1 million to Accenture on August 30, 2002. These fees were payable either in cash or by delivery of shares of common stock with a market value of $11.1 million, based on then-current market prices of our common stock.

     Under the recent amendments, we and Accenture agreed that, among other things, we would pay the $11.1 million of licensing fees in a series of cash installments, rather than by a single cash payment or issuance of common stock on August 30, 2002. We paid $1.1 million of this amount in August 2002 and are obligated to pay the remaining $10.0 million in installments due from November 2002 through July 2003. The unpaid balance of this obligation accrues interest at the rate of 1.5% per month and is secured by a pledge of our patents and software. We have agreed either to replace this collateral with a letter of credit that would be issued under a new credit facility or to pledge a portion of our accounts receivable to Accenture as additional security for the unpaid balance of the amount owed to Accenture.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

         EXHIBIT
         NUMBER        DESCRIPTION
         -------       -----------
         10.1          Security Agreement, effective as of August 31, 2002, by
                       and between Accenture LLP and Aspen Technology, Inc.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ASPEN TECHNOLOGY, INC.


Dated:   September 9, 2002                    By:     /s/ LISA W. ZAPPALA
                                                  ------------------------------
                                                      Lisa W. Zappala
                                                      Senior Vice President and
                                                      Chief Financial Officer





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